SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 13, 1999

                           SPECIAL METALS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware               000-22029                 25-1445468
    ----------------         -------------     ----------------------------
    (State or other           (Commission      (IRS Employer Identification
     jurisdiction of          File Number)                Number)
     incorporation)

                           4317 Middle Settlement Road
                          New Hartford, New York 13413
                    ----------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (315) 798-2900

Item 5.  Other Events

         On January 13, 1999, the Registrant issued a press release regarding the resignation of Francis J. Petro, from his positions as President of the Registrant's Inco Alloys International business unit and as a member of the Registrant's Board of Directors.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release includes "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Registrant's business contained in the press release are matters that are not historical facts and are "forward-looking," involving risks and uncertainties, including, but not limited to, the factors referred to in the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following is an exhibit to this Report:

         Exhibit 99.1      Press Release dated January 13, 1999.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             SPECIAL METALS CORPORATION


                                             By:    /s/ Donald R. Muzyka
                                                    --------------------
                                             Name:  Donald R. Muzyka
                                             Title: President and Chief
                                                    Executive Officer

Dated: January 15, 1999

                                  EXHIBIT INDEX

                           SPECIAL METALS CORPORATION

                           Current Report on Form 8-K


              Exhibit No.       Description
              -----------       -----------
              Exhibit 99.1      Press Release dated January 13, 1999.